U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 16, 2003


                                 ---------------


                            PHOTO CONTROL CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     0-7475
                                     ------
                             Commission File Number


          Minnesota                                              41-0831186
          ---------                                              ----------
(State or Other Jurisdiction                                  (I.R.S. Employer
     of Incorporation)                                       Identification No.)


4800 Quebec Avenue North, Minneapolis, Minnesota                  55428
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    (Address of Principal Executive Offices)                    (Zip Code)


                   (763) 537-3601 (Issuer's Telephone Number)
                   --------------



ITEM 7(C). EXHIBIT.
-------------------

          The following exhibit is filed herewith:

          99.1 Press Release dated April 16, 2003.


ITEM 9. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
------------------------------------------------------

          Furnished herewith as Exhibit 99.1 is a press release issued by Photo Control Corporation on April 16, 2003.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                       PHOTO CONTROL CORPORATION


April 16, 2003                                         /s/ Curtis R. Jackels
                                                       -------------------------
                                                       Curtis R. Jackels
                                                       CEO and President






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